PROVISIONS, CONTINGENT LIABILITIES AND CONTINGENT ASSETS	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
PROVISIONS, CONTINGENT LIABILITIES AND CONTINGENT ASSETS

27.	PROVISIONS, CONTINGENT LIABILITIES AND CONTINGENT ASSETS

The Company and its subsidiaries are involved in administrative and judicial proceedings and arbitrations arising from the normal course of business. Due to their nature, these processes involve inherent uncertainties, including, but not limited to, decisions by courts and tribunals, agreements between the parties involved and governmental actions and, as a result, management cannot, at this stage, estimate the exact time taken to resolve these issues.

27.1 Provision

The Company and some of its subsidiaries are involved in lawsuits, mainly of a tax, civil and labor nature, which are considered probable of loss, and which are fully provisioned, under the terms of IAS 37 - Provisions, Contingent Liabilities and Contingent Assets.

27.1.1 Main lawsuits with a probable likelihood of loss:

Sales taxes: in Brazil, the Company and its subsidiaries are parties to various administrative and judicial proceedings related to ICMS, IPI, PIS and COFINS taxes, considered as probable likelihood of loss. Such proceedings include, among others, tax offsetting, appropriation of tax credits and alleged insufficient payment of the respective taxes.

Labor: the Company and its subsidiaries are parties to labor proceedings with former employees or former employees of service providers. The main issues involve overtime and related effects and respective charges.

Civil: The Company and its subsidiaries are involved in civil lawsuits considered as representing a probable likelihood of loss. The most relevant portion of these lawsuits refers to former distributors, mainly in Brazil, mostly claiming damages resulting from the termination of their contracts.

27.1.2 Provision changes

	Taxes on sales	Labor	Civil	Other taxes (i)	Restructuring	Total

At December 31, 2021	218.6	124.2	252.9	163.0	17.4	776.1
Effect of changes in foreign exchange rates	-	(4.6)	(17.5)	(8.1)	(2.0)	(32.2)
Additions	157.6	194.2	312.7	60.1	-	724.6
Provisions used	(85.8)	(162.0)	(196.6)	(7.2)	(3.6)	(455.2)
Provisions reversed	(43.3)	(19.7)	(15.6)	(15.0)	-	(93.6)
At December 31, 2022	247.1	132.1	335.9	192.8	11.8	919.7
Effect of changes in foreign exchange rates	-	(2.8)	(35.8)	(6.3)	(0.5)	(45.4)
Additions	135.7	247.8	234.5	75.7	3.2	696.9
Provisions used	(27.3)	(181.7)	(121.9)	(40.8)	(11.2)	(382.9)
Provisions reversed	(73.2)	(45.5)	(72.5)	(19.1)	-	(210.3)
At December 31, 2023	282.3	149.9	340.2	202.3	3.3	978.0

(i)	Other taxes refer to provisions for lawsuits concerning taxes unrelated to income taxation. The uncertain tax treatments related taxes on profits with a prognosis of probable loss have their value reported directly in the income tax and social contribution payable, as per IFRIC 23 - Uncertainty on the Treatment of Income Taxes.

27.1.3 Expected settlement of provision

	2023			2022
	Non-current	Current	Total	Non-current	Current	Total

Provision for disputes and litigation
Taxes on sales	168.6	113.7	282.3	193.8	53.3	247.1
Labor	82.7	67.2	149.9	104.9	27.2	132.1
Civil	113.4	226.8	340.2	263.0	72.9	335.9
Other taxes	194.9	7.4	202.3	170.1	22.7	192.8
Total provision for disputes and litigation	559.6	415.1	974.7	731.8	176.1	907.9

Restructuring	-	3.3	3.3	7.2	4.6	11.8

Total provisions	559.6	418.4	978.0	739.0	180.7	919.7

The expected settlement of provisions was based on management’s best estimate at the balance sheet date.

27.2 Contingencies

The Company and its subsidiaries maintain administrative and judicial discussions with fiscal authorities in Brazil related to certain fiscal positions adopted when calculating the income tax and social contribution, which, based on Management’s current evaluation, probably are going to be accepted in superior court decisions of last instance, aligned with IFRIC 23. The Company also tax actions related to other taxes, which involve risk of a possible loss, according to management's assessment. To these uncertain tax treatments and possible contingencies there are no constituted provision, due to the assessment carried out as the following composition and estimates:

	2023	2022

Income tax and social contribution	63,621.0	60,453.5
Value-added and excise taxes	26,761.0	25,904.6
PIS and COFINS	3,496.2	3,293.5
Others	1,679.4	1,909.1
	95,557.6	91,560.7

The Company and its subsidiaries have guarantee-insurance policies and letter of guarantee for some legal actions, disclosed as guarantee for civil, labor and tax execution or to enable resources of labor nature.

Contingencies with a remote risk of loss are not disclosed, as the possibility of any settlement is remote, in accordance with IAS 37 - Provisions, Contingent Liabilities and Contingent Assets.

27.2.1 Main contingencies with a possible risk of loss

On September 2023, Law 14,689 was enacted (“Law 14,689/2023”) in Brazil, which provides for the cancellation of fines imposed in tax administrative proceedings decided in favor of the Brazilian Federal Tax Authorities by a tie-breaking vote at the federal administrative level, including any such proceedings that were subsequently escalated to the judicial level and, as of the date of publication of Law 14,689/2023, were pending decision at the second level judicial courts. Following the enactment of Law 14,689/2023, Ambev reassessed the likelihood of success of fines imposed in proceedings decided by a tie-breaking vote, which resulted in the reclassification of the risk of loss from possible to remote in the approximate amount of R$ 6.9 billion as of December 31, 2023 In some cases of the discussions mentioned below, such as the deductibility of goodwill amortization expenses, foreign profits, the use of tax loss in mergers, and the Manaus Free Trade Zone - IPI.

The main processes classified with a possible loss probability are summarized in the tables below, along with their respective estimated values involved in the cases.

	Uncertainty over the treatment of income taxes In accordance with IFRIC 23 (Note13 - Income tax and social contribution)	Estimates (in million of Brazilian Reais)
#	Description of the main processes	2023	2022
1

Deductibility of IOC expenses

During the 2013 fiscal year, as approved in a General Meeting, the Company implemented a corporate restructuring aimed at simplifying its structure and unifying its share classes, among other objectives. One of the steps of this restructuring involved the exchange of shares and subsequent incorporation of the shares of its subsidiary Companhia de Bebidas das Américas into Ambev S.A. As a consequence of this operation, Ambev S.A. recognized in its accounting records the counterpart of the difference between the value of its shares issued for this exchange and the book value of the subsidiary's shares in equity, in accordance with IFRS 10, under the item "adjustments to equity".

In November 2019, Ambev received a tax assessment from the IRS regarding the deduction of Interest on Capital ("IOC") for the calendar year 2014. The queries primarily concern the accounting and corporate effects of the corporate restructuring carried out by the Company in 2013, and its impacts on increasing the calculation of the JCP deductibility limit. In August 2020, a partially favorable decision was issued to the Company by the first administrative instance, and in view of this decision, Ambev filed an appeal for the case to be reviewed by the CARF, which is awaiting judgment. The favorable portion of the first administrative instance decision will be subject to review by the CARF.

In December 2020, the Company received a tax assessment related to the deduction of IOC expenses for the calendar years 2015 and 2016. In June 2021, Ambev obtained a partially favorable decision in the first administrative instance and filed an appeal to the CARF, which is also awaiting judgment. Similarly, to the first tax assessment, the favorable portion of the first administrative instance decision will be subject to review by the CARF.

In December 2022, the Company received a tax assessment related to the deduction of IOC expenses for the calendar year 2017. In September 2023, Ambev obtained a partially favorable decision in the first administrative instance and filed an Appeal to the CARF, which is also awaiting judgment. Similarly, to the first tax assessment, the favorable portion of the first administrative instance decision will be subject to review by the CARF.

In November 2023, the Company received a new tax assessment related to the deduction of IOC expenses for the calendar years 2018 to 2021. The Company filed a defense and currently awaits a decision in the first administrative instance.

The updated assessed value of this uncertain tax treatment, in accordance with IFRIC 23, is approximately R$27.4 billion as of December 31, 2023 (R$13.8 billion as of December 31, 2022). Due to the assessment of the likelihood of loss, no provision was made in the period.

This uncertain tax treatment, according to IFRIC 23, continued to be applied by Ambev and affected subsequent calendar years to those assessed (2022 and 2023), during which the Company also distributed IOC and deducted them from the taxable base of its Income Tax.

Therefore, if the deductibility of IOC is also questioned in the future, on the same bases and with the same grounds as the tax assessments mentioned, the Company estimates that the outcome of these potential new discussions would be consistent with the period already assessed.

In December 2023, Provisional Measure 1,185, of August 2023, was converted into a law (No. 14,789/2023), which changes the basis for calculating Interest on Capital as of January 1, 2024, making this uncertain tax treatment limited to Interest on Capital calculated in accordance with legislation in force before the aforementioned law effective date

		27,439	13,846
2

Disallowance of tax paid abroad

Since 2014, the Company has been receiving tax assessments, relating to calendar years from 2007 onwards, which disallow the use of income tax credits paid abroad by its controlled companies. Considering these charges to be illegitimate, the Company is challenging these assessments in administrative and judicial courts. In November 2019, a final favorable decision was issued by the CARF canceling the assessment regarding one of the cases, covering the calendar year 2010.

For cases involving the calendar years 2015 and 2016, the Company received unfavorable decisions, in the administrative sphere, in three out of four processes. Ambev filed a lawsuit to discuss the matter and awaits a decision in first-instance judicial court. Still regarding the topic, new tax assessments were issued demanding isolated fines due to the alleged lack of monthly payment of IRPJ and CSLL due to the deduction of income tax paid by controlled companies abroad for the calendar years 2015 to 2018.

For cases involving the calendar years 2015 and 2016, an unfavorable decision was issued against the Company in the administrative first instance, against which Ambev filed voluntary appeals awaiting judgment by the CARF.

Regarding the tax assessments involving the collection of the isolated fine for the calendar years 2017 and 2018, received by the Company in October 2022 and December 2023 respectively, awaiting judgment in the administrative first instance.

With regard to other processes discussing this topic, the Company awaits decisions in the administrative and judicial spheres.

The updated assessed value of this uncertain tax treatment, in accordance with IFRIC 23, is approximately R$14.3 billion as of December 31, 2023 (R$12.6 billion as of December 31, 2022), and, due to its loss classification, no provision was made in the period.

This uncertain tax treatment, according to IFRIC, regarding income tax credits paid abroad, continued to be applied by the Company and impacted subsequent calendar years to those assessed (2018-2023). If new questions arise in the future, on the same basis and with the same grounds as the tax assessments referred to, the Company estimates that the unfolding of these eventual new discussions will be consistent with the period already assessed.

	14,302	12,596
3

Goodwill Inbev Holding

In December 2011, the Company received a first tax assessment issued by the Brazilian Federal Revenue Service ("RFB") mainly related to the disallowance of goodwill amortization expenses for the tax years 2005 to 2010, resulting from the incorporation of InBev Holding Brasil S.A. Partially favorable administrative decisions were rendered in this matter. In response to these decisions, the Company filed judicial measures to challenge the issues in which it was unsuccessful at the administrative level, which are awaiting first-instance judgment.

In June 2016, Ambev received a second tax assessment issued by the RFB regarding the disallowance of the remaining portion of the aforementioned goodwill amortization for the tax years 2011 to 2013. In April 2023, the Company obtained a partially favorable and final decision. For the portion of the dispute in which it was unsuccessful, the Company filed a judicial measure, which is awaiting judgment.

The updated value of this uncertain tax treatment, as per IFRIC 23, that has already been assessed, amounted to approximately R$6.5 billion as of December 31, 2023 (R$11.1 billion as of December 31, 2022), and, due to its classification as a loss, no provision was made in the period. Regarding this ongoing dispute, all periods affected by this uncertain tax treatment have already been subject to assessments by the Internal Revenue service (“IRS”). In the event that the Company is required to pay this amount, Anheuser-Busch InBev SA/NV will reimburse the proportional amount (70%) of its benefit from the goodwill amortization, as well as the respective costs, pursuant to the "Reimbursement Agreement" executed on December 21, 2011, between Companhia de Bebidas das Américas - Ambev and Anheuser-Busch InBev SA/NV.

	6,505	11,122
4

Foreign Earnings

Since 2005, the Company and some of its subsidiaries have been subject to tax assessments by the IRS regarding the taxation of profits earned by subsidiaries domiciled abroad under various grounds. Deeming these charges illegitimate, the Company is challenging these assessments in administrative and judicial courts.

The cases pending in the administrative sphere have partially favorable decisions, still subject to review by the last administrative instance, the CSRF. In turn, in the cases pending in the judicial sphere, the Company has favorable decisions, subject to review by the higher instance.

In 2022 and 2023, the CARF issued favorable and partially favorable decisions for the Company. The decisions canceled part of the assessments, recognizing as partially correct the calculations made by the Company regarding the taxable income in Brazil of companies domiciled abroad, as well as the impossibility for the Brazilian tax authorities to disregard the goodwill amortization carried out by a subsidiary abroad. Part of these decisions represents a definitive success in the approximate amount of R$1 billion, while for the other decisions, appeals were filed by the IRS, which are awaiting judgment by the CSRF.

The updated amount of this uncertain tax treatment, in accordance with IFRIC 23, already assessed, is approximately R$6.1 billion as of December 31, 2023 (R$7.3 billion as of December 31, 2022).

This uncertain tax treatment, according to IFRIC 23, continued to be applied by the Company and impacted subsequent calendar years to those assessed (2019-2023). If new inquiries arise in the future, on the same basis and with the same grounds as the referred tax assessments, the Company estimates that the outcome of these eventual new discussions will be consistent with the periods already assessed.

	6,075	7,280
5

Disallowance on Income Tax deduction

In January 2020, Arosuco (a subsidiary of Ambev) received a tax assessment from the IRS, relating to the calendar years 2015 to 2018, disallowing the tax reduction benefit provided for in “MP” No. 2,199-14/2001, based on Operating Profit, and filed an administrative challenge. In October 2020, Arosuco was notified of the unfavorable decision in the administrative first instance and filed an Appeal, which awaits judgment.

The updated assessed value of this uncertain tax treatment, in accordance with IFRIC 23, is approximately R$2.6 billion as of December 31, 2023 (R$2.3 billion as of December 31, 2022). Due to the assessment of the likelihood of loss, no provision was made in the period.

This uncertain tax treatment, according to IFRIC 23, affected subsequent calendar years to those assessed (2019 to 2023), during which Arosuco similarly benefited from the tax reduction provided for in the aforementioned Provisional Measure 2,199-14/2001. If there are any new inquiries in the future on the same matter, on the same bases and with the same grounds as the tax assessments mentioned, Arosuco estimates that the outcome of these potential new discussions would be consistent with the period already assessed.

	2,618	2,334
6

Goodwill BAH

In October 2013, Ambev received a tax assessment related to the goodwill amortized in the calendar years 2007 to 2012 concerning the incorporation of Beverage Associates Holding Limited ("BAH") into Ambev. In April and August 2018, Ambev received two new tax assessments related to the disallowance of the amortization of the remaining portion of the mentioned goodwill in the calendar years 2013 and 2014.

In the administrative sphere, partially favorable decisions were rendered in favor of the Company regarding the qualified fine and the statute of limitations for one of the periods under discussion. In response to these decisions, the Company filed judicial measures to challenge the matters in which it was unsuccessful in the administrative phase, obtaining decisions of total merit in the first judicial instance. The IRS filed appeals, which are awaiting judgment in the second judicial instance.

The updated amount of this uncertain tax treatment, in accordance with IFRIC 23, already assessed, is approximately R$1.4 billion as of December 31, 2023 (R$2.2 billion as of December 31, 2022). Due to its classification as a loss, no provision was made in the period. Regarding this discussion, all periods impacted by the aforementioned uncertain tax treatment have already been subject to tax assessments by the IRS.

	1,412	2,218
7

Goodwill CND Holding

In November 2017, the Company received a tax assessment related to the amortization of goodwill for the calendar years 2012 to 2016 concerning the incorporation of CND Holdings into Ambev. In the administrative sphere, a partially favorable decision was rendered by CARF, which is subject to appeals filed by the Company and the IRS awaiting judgment by the Superior Chamber of Tax Appeals ("CSRF"), the last administrative instance.

In October 2022, Ambev received a new tax assessment related to the disallowance of the remaining portion of said goodwill for the calendar year 2017. The Company received a partially favorable decision, which is subject to appeals filed by the Company and IRS, awaiting judgment by CARF.

The updated value of the uncertain tax treatment, in accordance with IFRIC 23, already assessed, is approximately R$1.4 billion as of December 31, 2023 (R$1.3 billion as of December 31, 2022). Due to its classification as a loss, no provision was made during the period. With regard to this discussion, all periods affected by the said uncertain tax treatment have already been subject to tax assessments by the IRS.

	1,372	1,257
8

Presumed Profit

In April 2016, Arosuco (a subsidiary of Ambev) received an assessment related to the use of presumed profit for the calculation of IRPJ and CSLL instead of the actual profit method. In September 2017, Arosuco was notified of the unfavorable decision in the administrative first instance and filed a voluntary appeal. In 2019, a final favorable decision was issued by the CARF, canceling the assessment.

In March 2019, Arosuco received a new tax assessment on the same matter and filed a defense. In October 2019, the administrative first instance issued an unfavorable decision and Arosuco filed a voluntary appeal to the CARF, which awaits judgment.

Arosuco estimates that the updated assessed value of this uncertain tax treatment, in accordance with IFRIC 23, is approximately R$633.4 million as of December 31, 2023 (R$581.5 million as of December 31, 2022). Due to its loss classification, no provision was made in the period. With regard to this discussion, all periods affected by this uncertain tax treatment have already been subject to tax assessments by the IRS.

	633.4	581.5
9

Disallowance of financial expenses

In 2015, 2016, and 2020, the Company received tax assessments issued by the IRS concerning the disallowance of expenses related to the results of financial instruments used to hedge risks inherent to price or rate fluctuations, as well as loans related to the Company's operational activities. In May and June 2023, Ambev was notified of final favorable administrative decisions for the assessments received in 2016 and 2020, which completely canceled the tax assessments issued by the tax authorities, in the approximate amount of R$5.1 billion. Regarding the assessment received in 2015, judgment is awaited from the CARF, both for the tax authority's automatic appeal regarding the portion of the first-instance decision favorable to the Company, and for the Company's appeal regarding the portion of the first-instance decision in which it was unsuccessful. The updated amount of this uncertain tax treatment, in accordance with IFRIC 23, already assessed, is approximately R$316 million as of December 31, 2023 (R$5.2 billion as of December 31, 2022). Due to its classification, no provision was made in the period. With regard to this discussion, all periods affected by this uncertain tax treatment have already been subject to assessments by the RFB.

	316	5,200
10

Goodwill MAG

In December 2022, CRBS S.A. (a subsidiary of Ambev) received a tax assessment related to the goodwill amortized in the calendar years 2017 to 2020 concerning the acquisition and incorporation of RTD Barbados into CRBS. In the administrative sphere, CRBS received a partially favorable decision in the first administrative instance ("DRJ"), which is subject to appeals filed by the Company and the IRS pending judgment by CARF. The updated amount of this uncertain tax treatment, in accordance with IFRIC 23, already assessed, is approximately R$278 million as of December 31, 2023 (R$251 million as of December 31, 2022). Due to its classification as a loss, no provision was made in the period.

This uncertain tax treatment, according to IFRIC 23, continued to be applied by CRBS and impacted subsequent calendar years to those assessed (2021-2022). If new questions arise in the future, based on the same grounds and with the same fundamentals as the tax assessment mentioned, the Company estimates that the outcome of these potential new discussions will be consistent with the period already assessed.

	278	251
11

Tax Loss Offset

Ambev and certain of its subsidiaries received a number of assessments from the Brazilian Federal Tax Authorities relating to the offset of tax losses carried forward in the context of business combinations.

Two main cases dealing with this matter are under judicial review. In one of the cases, Ambev received favorable decisions in 1st and 2nd instances of the judiciary, which prompted the National Treasury to file a Special Appeal, pending judgment by the Superior Court of Justice ("STJ"). In the second case, Ambev received an unfavorable decision in the 1st instance of the judiciary and filed an Appeal, awaiting judgment.

In December 2023, there was a third case under administrative review, which, in February 2023, was unfavorably decided against the Company by the the Upper Administrative Court  ("CSRF") by a casting vote. Due to the outcome of the judgment and considering the reductions provided for in Law No. 14,689/2023, after receiving notification of the decision, the Company opted to pay the case in December 2023, with the corresponding reductions.

The updated value of the uncertain tax treatment, according to ICPC 22/IFRIC 23, as of December 31, 2023, is approximately R$187 million (R$548 million on December 31, 2022), and therefore, no provision has been made for the matter. Regarding the present discussion, all periods affected by the uncertain tax treatment have already been subject to assessments by the RFB.

	187	548
12

Isolet Fines

In March 2023, the Brazilian Supreme Federal Court (STF), in the trial of theme 736 (RE 796,939), established its understanding that the imposition of isolated fines due to the non-recognition of tax offsets is unconstitutional. Following this judgment, the Company reevaluated, together with its in-house lawyers and external advisors, the prognosis of the discussion and reclassified the risk of loss from possible to remote. The amount involved in the processes related to this issue, as of March 31, 2023, was R$1.6 billion (compared to R$1.7 billion on December 31, 2022). Due to the prognosis of remote loss, the processes related to this issue ceased to be reported as possible contingencies in the first quarter of 2023.

	-	1,690

	Indirect taxes	Estimates (in million of Brazilian Reais)
#	Description of the main processes	2023	2022
1

ICMS-ST Trigger

Over the years, Ambev has received tax assessments to charge supposed ICMS differences considered due when the price of the products sold by Ambev is above the fixed price table basis established by the relevant states, cases in which the state tax authorities contend that the calculation basis should be based on a value-added percentage over the actual prices and not the fixed table price. Ambev is currently challenging those charges before the courts. The cases are being challenged at both the administrative and judicial levels.

A Company estimates that the total updated amount of possible risk involved in the processes related to this matter, as of December 31, 2023, is approximately R$10.7 billion (R$9.3 billion on December 31, 2022).

		10,669	9,292
2

Manaus Free Trade Zone – IPI and PIS/COFINS

In Brazil, goods manufactured within the Manaus Free Trade Zone intended for remittance elsewhere in Brazil are exempt and/ or zero-rated from excise tax (“IPI”) and social contributions (“PIS/COFINS”). With respect to IPI, Ambev’s subsidiaries have been registering IPI presumed tax credits upon the acquisition of exempted goods manufactured therein. Since 2009, Ambev has been receiving a number of tax assessments from the Brazilian Federal Tax Authorities relating to the disallowance of such credits.

Ambev and its subsidiaries have also been receiving charges from the Brazilian Federal Tax Authorities in relation to (i) federal taxes allegedly unduly offset with the disallowed presumed IPI excise tax credits that are under discussion in these proceedings and (ii) PIS/COFINS amounts allegedly due on Arosuco’s remittance to Ambev subsidiaries.

In April 2019, the Federal Supreme Court (“STF”) announced its judgment on Extraordinary Appeal No. 592.891/ /SP, with binding effect, deciding on the rights of taxpayers registering IPI excise tax presumed credits on acquisitions of raw materials and exempted inputs originating from the Manaus Free Trade Zone. As a result of this decision, Ambev reclassified part of the amounts related to the IPI cases as remote losses maintaining as possible losses only issues related to other additional discussions that were not included in the analysis of the STF. The cases are being challenged at both the administrative and judicial levels.

The company estimates that the updated value classified as possible loss involved in these processes, as of December 31, 2023, is approximately R$6.3 billion (R$5.8 billion on December 31, 2022).

		6,307	5,825
3

IPI Suspension

In 2014 and 2015, Ambev received tax assessments from the Brazilian Federal Tax Authorities relating to IPI allegedly due over remittances of manufactured goods to other related factories. The cases are being challenged at both the administrative and judicial levels. In July 2022, Ambev received the first judicial decision on this matter; the decision was unfavorable to Ambev, and it filed an appeal. In July 2023, the Federal Court rendered its decision on the appeal, annulling the first-level decision and ordering the production of technical evidence as requested by Ambev in order to demonstrate the proper collection of IPI. The federal government has filed motions for clarification against this decision, which are pending judgment by the Federal Court.

In October 2022, the Upper Administrative Court rendered a partially favorable decision to Ambev in one of the cases related to this matter, which ordered a tax audit to determine the amount of the tax already effectively paid. The results of the tax audit, which were notified in January 2024, were partially favorable to Ambev, reducing 98% of the amount alleged to be owed by Ambev in this case. Ambev will file an appeal at the judicial level against the unfavorable portion of the decision.

The Company estimates that the updated value classified as possible loss involved in these processes, as of December 31, 2023, is approximately R$1.8 billion (R$1.7 billion on December 31, 2022).

	1,824	1,703
4

Social Contributions over products

Since 2015, Ambev has received tax assessments issued by the Brazilian Federal Tax Authorities relating to PIS/COFINS amounts allegedly due over bonus products granted to its customers. The cases are being challenged at both the administrative and judicial levels of the courts. In 2019, 2020 and 2023, Ambev received final favorable decisions at the administrative level in some of these cases. In 2023, the Lower Administrative Court rendered favorable decisions to Ambev in two other cases and Ambev is awaiting formal notification of these decisions, which are not final and remain subject to appeal. At the judicial level, one case is pending decision by the second level judicial court after the first-level judicial court rendered an unfavorable decision to Ambev.

The Ambev estimates that the amount involved in the proceedings as at December 31, 2023, classified as a possible loss, is approximately R$1.8 billion (R$1.6 billion as at December 31, 2022).

	1,776	1,559
5

ICMS – ZFM

In 2018 and 2021, Ambev received infraction notices issued by the State Departments of Finance of Rio Grande do Sul and São Paulo for alleged differences in ICMS resulting from the disallowance of credits originating from operations with suppliers located in the Manaus Free Trade Zone (ZFM). Regarding the infraction notice issued by the state of Rio Grande do Sul, the outcome was unfavorable at the administrative level, and the Company awaits notification of the decision rendered by the Administrative Tribunal to assess, along with its external advisors, the presentation of a challenge in the judicial sphere.

Regarding the infractions issued by the state of São Paulo, all had unfavorable decisions at the first instance, and one of the cases is already in the final administrative instance, considering the special appeal filed by the Company. The other cases await judgment by the TIT.

The Company is litigating the matter in the administrative tribunals of the states. The Company estimates that the updated value classified as a possible loss involved in these processes, as of December 31, 2023, is approximately R$804.4 million (R$730.3 million on December 31, 2022).

	804.4	730.3
6

ICMS - Prodepe

In 2015, Ambev received Infraction Notices issued by the State Treasury Department of Pernambuco for the collection of ICMS differences due to the alleged non-compliance with the rules of the Pernambuco Development Program - "PRODEPE," due to the rectification of its ancillary obligations.

In 2017, the Company obtained a final favorable decision recognizing the nullity of one of the infraction notices, due to formal errors. However, in September 2018, Ambev received a new infraction notice to discuss the same matter. In this new case, in June 2020, a first-instance decision partially favorable to the Company was rendered, recognizing errors by the tax auditor in the calculation of the incentive. The favorable portion of the decision is definitive, and for the unfavorable portion, the discussion will proceed to the judicial sphere. Additionally, there are other infraction notices related to PRODEPE, some of which are already being discussed in the judicial realm.

The Company estimates that the total updated value of possible risk involved in the processes related to this matter, as of December 31, 2023, is approximately R$739.4 million (R$663.9 million on December 31, 2022).

	739.4	663.9
7

ICMS – FAIN

In recent years, Ambev has received infraction notices issued by the State Department of Finance of Paraíba for the collection of ICMS related to the Fund for Industrial Development Support of Paraíba (FAIN). The infractions stem from a controversy regarding the transfer of the tax incentive from the former Companhia de Bebidas das Américas to its successor Ambev S.A., as well as methodological issues regarding the calculation of the benefit. The Company is contesting these infractions in administrative and judicial courts. Ambev estimates that the updated value classified as a possible loss involved in these processes, as of December 31, 2023, is approximately R$647.4 million (R$591.4 million on December 31, 2022).

	647.4	591.4
8

ICMS – AM

In 2016, Arosuco (a subsidiary of Ambev) received infraction notices issued by the State Department of Finance of Amazonas for alleged differences in ICMS due to questions about the calculation base applied in sales operations from Ambev to its subsidiaries. After unfavorable decisions at the first instance for Arosuco, appeals were filed, awaiting judgment in the state's administrative tribunal. Arosuco estimates that the updated value classified as a possible loss involved in these processes, as of December 31, 2023, is approximately R$605.8 million (R$561.5 million on December 31, 2022).

	605.8	561.5
9

ICMS FISCAL WAR

The Company and its subsidiaries have received tax assessment notices from the states of São Paulo, Rio de Janeiro, Minas Gerais, among others, related to the legality of the appropriation of ICMS credits in transactions covered by tax incentives granted by other states. The Company is challenging these assessments in administrative and judicial courts.

In August 2020, the Brazilian Supreme Court (STF) ruled, under the system of general repercussion, on Case No. 628,075, recognizing the constitutionality of the unilateral disallowance, by destination states, of ICMS credits arising from tax incentives granted by other states. The decision also acknowledged that any collection of these credits should preserve the effects of the validation of tax incentives, as provided for in Complementary Law No. 160/2017. This decision does not change the likelihood of loss of the cases involving the Company and its subsidiaries.

Regarding assessments received from the state of São Paulo regarding credits originating from the state of Amazonas, there were unfavorable decisions at the second administrative level in the second quarter of 2022. In these cases, the Company filed appeals with the second administrative level in the same year. In December 2023, there was a favorable decision by the STF (Writ of Non-Compliance with a Fundamental Precept, ADPF No. 1004) to recognize the unconstitutionality of São Paulo's tax authorities' decisions questioning the validity of credits from the state of Amazonas. Thus, although the Company is not a party to this STF judgment, there was a favorable impact on the cases under discussion, resulting in a reassessment of the likelihood of success of the cases on this topic from possible to remote, reducing the reported contingency by approximately R$1 billion.

On the other hand, regarding other assessments received from the states of São Paulo and Minas Gerais, among others, there were other favorable decisions in 2023, impacting the total value of the reported possible contingency.

Ambev estimates that the updated amount involved in the cases, as of December 31, 2023, still classified as possible loss, is approximately R$530 million (R$1.7 billion on December 31, 2022).

	530	1,690
10

ICMS – MIP

The company and its subsidiaries have been receiving assessments from State Tax Authorities over the years, disallowing ICMS credits and demanding payment of the Differential Tax Rate (DIFAL) on the acquisition of intermediate production materials. According to the tax authorities, such materials are not physically related to the productive activity of the companies and therefore should be considered as goods for consumption, which do not entitle the taxpayer to tax credits. Considering these allegations as illegitimate, the companies are challenging these assessments before administrative and judicial courts. Provisions have been made for cases related to this matter, with an updated value of approximately R$116 million as of December 31, 2023 (R$113.4 million in December 2022). The Company estimates the possible loss related to this matter to be, as of December 31, 2023, approximately R$447.5 million (R$388.7 million as of December 31, 2022).

	447.5	388.7

	Other processes	Estimates (in million of Brazilian Reais)
#	Description of the main processes	2023	2022
1	Proposed class action in Quebec Labatt and other, third-party defendants have been named in a proposed class action lawsuit in the Superior Court of Quebec seeking unquantified compensatory and punitive damages. The plaintiffs allege that the defendants failed to warn of certain specific health risks of consuming defendants’ alcoholic beverages. A sub-class of plaintiffs further alleges that their diseases were caused by the consumption of defendants’ products. The proposed class action has not yet been authorized by the Superior Court.	-	-

27.2.2 Main active contingencies

The main contingent assets are summarized in the tables below.

Contingent assets
#	Description of the main processes
1

Exclusion of ICMS and ICMS-ST from the calculation bases of PIS and COFINS

In 2017, the Supreme Federal Court (STF) ruled that the inclusion of ICMS in the calculation bases of PIS and COFINS is unconstitutional (Theme 69 of general repercussion).

Recently, on December 13, 2023, the Superior Court of Justice (STJ) ruled favorably on Theme 1,125 for taxpayers, meaning the exclusion of ICMS-ST from the calculation bases of PIS and COFINS for substituted taxpayers, with the publication of the respective ruling pending. Regarding this matter, from 2017 to 2023, the Company and its subsidiaries recognized tax credits totaling R$10.5 billion.

The unredeemed amounts remain recorded as assets (see Note18 - Recoverable Taxes) and mainly refer to the tax credit from "REFRI" (period from 2009 to 2015), whose legal action is in the expert phase. The above-mentioned values were recognized in accordance with IAS 37 - Provisions, Contingent Liabilities, and Contingent Assets, considering: (i) the realization of the gain being practically certain, in accordance with the decisions rendered by the STF in Theme 69 and by the STJ in Theme 1,125, and the specific circumstances of each concrete case, as well as due to (ii) the value being able to be estimated with reasonable certainty, through the survey of the respective documents and quantification of the overpayment.

For additional matters related to this subject, the contingent asset capable of estimation corresponds to approximately R$0.2 billion. Additional amounts may eventually be disclosed and recognized.

2

Cerbuco Brewing Inc. arbitration

Cerbuco Brewing Inc., (“Cerbuco”) a Canadian subsidiary of Ambev, owns a 50% equity ownership in Cerveceria Bucanero S.A. (“Bucanero”), a joint venture in Cuba. In 2021, Cerbuco initiated an arbitration proceeding at the International Chamber of Commerce (“ICC”), relating to a potential breach of certain obligations relating to the joint venture, with the terms of reference being formally executed in 2022. Depending on the outcome of the arbitration proceedings, there may be an impact on Cerbuco's ability to influence the management of Bucanero's operations. As a result, Ambev’s ability to continue consolidating Bucanero into its financial statements may also be affected. Based on the opinion of Cerbuco’s Lawyers, the management estimate the chance of loss as possible. The amount involved has not yet been ascertained, as it depends on the outcome of the arbitration.

Accounting policies

Provisions are recognized when: (i) the Company has a present obligation (legal or constructive) as a result of past events; (ii) it is likely that a future disbursement will be required to settle the current obligation; and (iii) the amount of the obligation can be estimated reliably.

Provisions, except for those mentioned in the line item disputes and litigation, are determined by discounting the expected future cash flow, to a pre-tax rate, which reflects the current market assessments of the time value of money and, where appropriate, the risks specific to the liability.

Measuring the probability of loss includes evaluating the available evidence, the hierarchy of laws, the most recent court decisions, court precedents, their legal relevance, the history of occurrences and the amounts involved and the assessment of external lawyers.

a) Disputes and Litigations

A provision for disputes and litigation is recognized when it is more likely than not that the Company will be required to make future payments as a result of past events. Such items may include but are not limited to, claims, suits and actions filed by or against the Company relating to antitrust laws, violations of distribution and license agreements, environmental matters, employment-related disputes, claims from the tax authorities, and other matters.

b) Contingent liabilities

The Company and its subsidiaries have tax, civil and labor lawsuits defined as contingent liabilities, according to IAS 37, for which no provisions have been recorded, due to the prognosis assessment carried out by Management. Contingent liabilities are not recognized but are disclosed in this note.

c) Contingent Assets

Contingent assets are evaluated periodically to ensure that the stages of the claims are appropriately reflected in the financial statements. Contingent assets are not recognized, except when the Company's management believes that it is certain that an inflow of economic benefits will occur, in which case the asset and the corresponding gain are recognized in the financial statements for the period in which the change in estimate occurs. If the inflow of economic benefits becomes probable, the Company discloses the contingent asset.

d)Restructuring

A provision for restructuring is recognized when the Company has approved a detailed restructuring plan, and the restructuring has either commenced or been announced. Costs relating to the ongoing and future activities of the Company are not provided for but are recognized when expenses are incurred. The provision includes the benefit commitments in connection with early retirement and redundancy schemes.

From the fourth quarter of 2023 onwards, the nomenclature of the "provisions" accounting policy was changed to "provisions, contingent liabilities and contingent assets”.